Exhibit 99.(r)

THE VALUE LINE FUND, INC.
VALUE LINE INCOME AND GROWTH FUND, INC.
VALUE LINE CENTURION FUND, INC.
THE VALUE LINE PREMIER GROWTH FUND, INC.
VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
VALUE LINE LARGER COMPANIES FUND, INC.
THE VALUE LINE CASH FUND, INC.
VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
VALUE LINE CONVERTIBLE FUND, INC.
THE VALUE LINE TAX EXEMPT FUND, INC.
VALUE LINE NEW YORK TAX EXEMPT TRUST
VALUE LINE AGGRESSIVE INCOME TRUST
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
VALUE LINE ASSET ALLOCATION FUND, INC.

Power of Attorney

    KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby appoints Mitchell Appel and Howard A. Brecher, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-lA under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission.  Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of December, 2008.

/s/ Joyce E. Heinzerling	/s/ David H. Porter
Joyce E. Heinzerling	David H. Porter

/s/ Francis C. Oakley	/s/ Paul Craig Roberts
Francis C. Oakley	Paul Craig Roberts

/s/ Nancy-Beth Sheerr	/s/ Daniel S. Vandivort
Nancy-Beth Sheerr	Daniel S. Vandivort

THE VALUE LINE FUND, INC.
VALUE LINE INCOME AND GROWTH FUND, INC.
VALUE LINE CENTURION FUND, INC.
THE VALUE LINE PREMIER GROWTH FUND, INC.
VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
VALUE LINE LARGER COMPANIES FUND, INC.
THE VALUE LINE CASH FUND, INC.
VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
VALUE LINE CONVERTIBLE FUND, INC.
THE VALUE LINE TAX EXEMPT FUND, INC.
VALUE LINE NEW YORK TAX EXEMPT TRUST
VALUE LINE AGGRESSIVE INCOME TRUST
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
VALUE LINE ASSET ALLOCATION FUND, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby appoints Stephen Anastasio, Mitchell Appel and Howard A. Brecher, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-lA under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of June, 2008.

/s/ Thomas T. Sarkany
                     ________________________________
Thomas T. Sarkany, Director

THE VALUE LINE FUND, INC.
VALUE LINE INCOME AND GROWTH FUND, INC.
VALUE LINE CENTURION FUND, INC.
THE VALUE LINE PREMIER GROWTH FUND, INC.
VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
VALUE LINE LARGER COMPANIES FUND, INC.
THE VALUE LINE CASH FUND, INC.
VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
VALUE LINE CONVERTIBLE FUND, INC.
THE VALUE LINE TAX EXEMPT FUND, INC.
VALUE LINE NEW YORK TAX EXEMPT TRUST
VALUE LINE AGGRESSIVE INCOME TRUST
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
VALUE LINE ASSET ALLOCATION FUND, INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby appoints Stephen R. Anastasio and Howard A. Brecher, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-lA under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of June, 2008.

/s/ Mitchell Appel
________________________________
Mitchell Appel, President and
Chief Executive Officer